UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2005

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)

            Bermuda                    001-31468                98-0428969

(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of Incorporation or                                    Identification No.)
       Organization)
                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-5550

                                 Not applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On September 12, 2005, Montpelier Re Holdings Ltd. issued a press release announcing that it estimates the net impact of Hurricane Katrina and New Orleans flood losses to be in the range of $450 - 675 million. These estimates are based on private industry insured loss estimates, inclusive of offshore energy losses, in the range of $30 - 40 billion. The press release has been attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

          The following exhibit is furnished as part of this report:

          99.1   Press Release of the Registrant, dated September 12, 2005



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Montpelier Re Holdings Ltd.
                                         ---------------------------------
                                                    (Registrant)

         September 12, 2005                 By:/s/  Jonathan B. Kim
       ----------------------            ---------------------------------
                Date                        Name: Jonathan B. Kim
                                            Title: General Counsel and Secretary


Index to Exhibits

Exhibit No.                Description
---------------------------------------
99.1            Press Release of the Registrant dated as of September 12, 2005